Exhibit 99.4

The following is the text of an e-mail sent by the CEO of Synaptics Incorporated to employees of Synaptics Incorporated on June 25, 2026.
All-Employee Email from Rahul

Subject: Announcement: Proposed acquisition by onsemi
Team #OneSynaptics,
I’m excited to share an important milestone in Synaptics’ journey.
Today, we announced (https://www.globenewswire.com/news-release/2026/06/25/3317941/0/en/onsemi-to-acquire-synaptics-to-enable-the-next-generation-of-intelligent-systems-for-physical-ai.html) that Synaptics has entered into an agreement to be acquired by onsemi, a global leader in intelligent power and sensing technologies, in an all-stock transaction.
This combination brings together four decades of innovation at Synaptics with onsemi’s deep history in semiconductors to create a stronger company with enhanced scale. Since our founding, Synaptics has consistently evolved with the markets by anticipating technology shifts and capturing new opportunities. This transaction represents an important next step in accelerating our growth in Edge AI and Physical AI.
I want to begin by sincerely thanking the entire Synaptics team. Your hard work, innovation, and dedication have made this milestone possible.
Accelerating Our Growth
At its core, this transaction is about growth, scale, and opportunity.
onsemi and Synaptics share a common vision of delivering intelligent system solutions for customers. By combining Synaptics’ differentiated Edge AI compute franchise and strong portfolio of human-machine interface and wireless connectivity solutions with onsemi’s leadership in intelligent power and sensing, we will offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.
A key advantage of this combination is scale. onsemi’s extensive industrial distribution network, global customer relationships, and manufacturing capabilities will help accelerate our growth and enhance profitability. While Synaptics had already begun investing to expand sales and distribution reach, achieving comparable scale independently would have required considerable time and resources.
Just as importantly, this combination creates additional opportunities for our employees. Joining a large organization often brings expanded career pathways, greater organizational resources and capabilities, and increased opportunities to innovate.
What Happens Next
Today’s announcement does not change our day-to-day responsibilities or reporting structure. We remain focused on executing our strategy, delivering for our customers, and advancing our product roadmaps.

 We expect the transaction to close in mid-2027, subject to approval by Synaptics shareholders, the receipt of required regulatory approvals, and other customary closing conditions. Until then, onsemi and Synaptics will continue to operate as separate, independent companies.
To discuss today’s announcement, we will host two All-Hands meetings. As tomorrow is an Unplugged Day and we want to respect the opportunity for our teams to disconnect, rest, and recharge, we are holding these early next week at the following times:
•	Session 1: June 28, 2026 at 8:00 pm PT
•	Session 2: June 29, 2026 at 9:00 am PT

Please join whichever session is most convenient for your time zone. Calendar details will follow shortly.
We have also attached an FAQ addressing many of the questions you may have. While we may not have all the answers immediately, we are committed to being transparent and timely in our communications.
Thank you again for your continued focus and commitment to Synaptics. The opportunities ahead are exciting, and I am confident our best days are still ahead.
Best regards,
Rahul

Note: In accordance with our corporate policy, if you receive any media inquiries, please do not respond and direct them to Neeta Shenoy at neeta.shenoy@synaptics.com. All investor inquiries should be forwarded to Munjal Shah at munjal.shah@synaptics.com.

Appendix
Do:
•	Rely only on official Synaptics communications for updates.
•	Stay focused on day-to-day business by continuing to execute your role, deliver on commitments, and support our customers, partners, and suppliers.
•	Protect confidential information and follow our existing policies for handling sensitive or material information.
Don’t:
•	Speculate or spread rumors about the transaction, roles, organizational structure, or future plans.
•	Speak externally on behalf of the company unless you are authorized and have approved guidance.
•	Share non-public or forward-looking information, including financial details, undisclosed deal terms, or integration plans that have not been finalized.
•	Reach out to onsemi employees outside the normal course of business unless you are specifically authorized to do so.
•	Post opinions or commentary on social media or use informal channels to discuss the transaction.
•	Pause or slow critical workstreams unless you are explicitly directed to do so.

 Cautionary Note Regarding Forward-Looking Statements
This communication relates to a proposed business combination transaction between Synaptics Incorporated and ON Semiconductor Corporation. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Synaptics’ and onsemi’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Synaptics and onsemi, all of which are subject to change.  Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology that convey uncertainty of future events or outcomes.
These forward-looking statements involve known and unknown risks and uncertainties, which may cause Synaptics’ or onsemi’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from regulators or the stockholders of Synaptics for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Synaptics or onsemi, including restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; (5) the ability of Synaptics and onsemi to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) uncertainty as to the long-term value of onsemi’s common stock; (11) legislative, regulatory and economic developments; and (12) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Synaptics’ and onsemi’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.
In addition, actual results are subject to other risks and uncertainties that relate more broadly to Synaptics’ overall business, including those more fully described in Synaptics’ filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended June 28, 2025, and its quarterly reports filed on Form 10-Q for the current fiscal year, and onsemi’s overall business and financial condition, including those more fully described in onsemi’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2025, and its quarterly reports filed on Form 10-Q for its current fiscal year. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Synaptics nor its management undertakes any obligation to update or revise any forward-looking statements.
No Offer or Solicitation
This communication is for informational purposes only and does not constitute, or form a part of, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

 Important Additional Information about the Transaction and Where To Find It
The proposed transaction will be submitted to the stockholders of Synaptics for their consideration. In connection with the proposed transaction, onsemi will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Synaptics and that also constitutes a prospectus of onsemi. Each of Synaptics and onsemi will provide the proxy statement/prospectus to Synaptics stockholders. Synaptics and onsemi also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Synaptics or onsemi may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties on Synaptics Investor Relations at https://investor.synaptics.com/ (for documents filed with the SEC by Synaptics) or onsemi Investor Relations at https://investor.onsemi.com/ (for documents filed with the SEC by onsemi).
Participants in the Solicitation
Synaptics, onsemi, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Synaptics stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Synaptics stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about Synaptics’ executive officers and directors under the headings “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis,” “Named Executive Officer Compensation Tables,” “CEO Pay Ratio Disclosure,” “Pay Versus Performance Disclosure” and “Beneficial Ownership of Certain Stockholders” in its definitive proxy statement filed with the SEC on September 16, 2025. To the extent holdings of Synaptics common stock by the directors and executive officers of Synaptics have changed from the amounts of Synaptics common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=817720&owner=exclude under the tab “Ownership Disclosures”.  You can find more detailed information about onsemi’s executive officers and directors under the headings “The Board of Directors and Corporate Governance,” “Compensation of Executive Officers” and “Stock Ownership” in its definitive proxy statement filed with the SEC on April 2, 2026. To the extent holdings of onsemi common stock by the directors and executive officers of onsemi have changed from the amounts of onsemi common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1097864&owner=exclude under the tab “Ownership Disclosures”.  Additional information about Synaptics’ executive officers and directors and onsemi’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.